UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Ave.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1523
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2023

Item 1. Report to Stockholders.

a)

TRILLIUM ESG GLOBAL EQUITY FUND

TRILLIUM ESG SMALL/MID CAP FUND

ANNUAL REPORT

For the Year Ended
June 30, 2023

Disclosures

The information provided herein represents the opinion of the Portfolio Managers of the Trillium ESG Global Equity Fund (“Global Equity Fund”) and Trillium ESG Small/Mid Cap Fund (“SMID Fund”, collectively the “Funds”) and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods. Investing in foreign securities is riskier than investing in domestic securities. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds’ environmental policy could cause them to make or avoid investments that could result in the portfolios underperforming similar funds that do not have an environmental policy. There are no assurances that the Funds will achieve their objective and/or strategy.

The Funds’ holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedules of Investments in the report for complete portfolio holdings.

The sectors and/or the industries, as applicable, are determined using the Global Industry Classifications Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Funds.

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Returns reported reflect the net total return index which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form a benchmark for the mid- to small-cap segment of the U.S. equity market.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Earnings growth is not representative of the Fund’s future performance.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Table of Contents

Trillium ESG Global Equity Fund
A Message to Our Shareholders	2
Country Allocation	6
Performance Chart and Analysis	7
Schedule of Investments	9
Trillium ESG Small/Mid Cap Fund
A Message to Our Shareholders	13
Sector Allocation	16
Performance Chart and Analysis	17
Schedule of Investments	18
Statements of Assets and Liabilities	22
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	29
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	45
Expense Examples	46
Statement Regarding Liquidity Risk Management Program	48
Trustees and Executive Officers	49
Additional Information	54
Privacy Notice	56

Trillium ESG Global Equity Fund

Dear Shareholders,

For the 12-month period ended June 30, 2023, the Trillium ESG Global Equity Fund (PORIX) increased 16.69% on a net of fees basis, versus the MSCI ACWI NR (ACWI) benchmark which reported an increase of 16.53%.

For the twelve-month period, asset allocation did not have a meaningful impact, as the benefit resulting from our lack of Energy and overweight to Information Technology was largely offset by our overweight to the Consumer Staples and Health Care sectors. Security selection was positive for the year, driven by Information Technology and Health Care. Weakest selection was in the Financials and Communication Services sector. Geographically, from an allocation standpoint, our historical and bottom-up driven overweight to Western Europe served us well, as did our underweight to the Asian Pacific region, largely due to our limited exposure to China over the timeframe. Currency was a tailwind for the Global Equity Fund as the strength of the U.S. dollar during calendar year 2022 subsided into the first half of 2023.

Performance Leaders (LTM):

NVIDIA Corporation (+179%), a semiconductor innovator, saw its stock rapidly appreciate starting at the end of calendar year 2022 given product development and related commercial launch news in the generative artificial intelligence (AI) area. Nvidia is a key supplier of chips used in AI applications and is viewed as a leading provider of differentiated technology. Its semiconductor chips dominate this area of computing both in terms of performance and price. In addition, continued strong sell-through into the data center market remains another driver of revenue growth into the near-term.

After Inditex (+77%) struggled amidst supply chain disruptions earlier in 2022, the fashion retailer has continued to benefit from post COVID “revenge buying” and market share gains as reopening allowed customers to return to stores starting last summer. During this period, the company has executed well on inventory management, while overall top line momentum and online sales have been more resilient than expected over the past few quarters.

Performance Laggards (LTM):

The largest detractor to the Global Equity Fund was Silicon Valley based regional bank SVB Financial (-100%). SVB was well capitalized to the day that it failed, as measured by traditional financial services metrics such as its tangible book value, its Tier 1 common equity ratio, Tier 1 capital ratio, and risk-based capital ratio, as well as strong credit quality measures for its loans. However, the rapid rise in interest rates, which began in March 2022, both slowed the capital raise cycle, which negatively affected the mix of its deposit base, and inflicted significant unrealized losses on SVB’s portfolio of U.S. Treasury bonds. While these trends were acknowledged and appeared to be appropriately considered by SVB management throughout 2022, the abrupt liquidation of its entire Available for Sale investment portfolio and a failed equity offering in late March 2023, ultimately resulted in an unprecedented bank run. Underlying issues with SVB’s securities and asset/liability balance would have been manageable in our view, if not for the rapidly spreading fear contagion amongst their highly concentrated client base, accelerated by social media and uncharacteristically poor execution and messaging coming from the bank’s management team. Events unfolded so quickly and disrupted the banking landscape so thoroughly that the bank ended up in FDIC receivership in less than 48 hours in early March.

After outperforming its sector peers for much of 2022, shares of CVS Health (-19.7%) declined and underperformed many of its peers during the past six months. The company recently announced two smaller public company acquisitions in the health care provider area as it seeks to expand its business and provide basic health care treatment services in some of its CVS retail stores. The companies it acquired are at an earlier stage and are not yet generating profits, likely reducing their financial flexibility for activities such as stock buybacks in the coming quarters. In addition, health care insurer stocks have been out of favor as part of a broader market rotation out of value stocks and into growth stocks YTD 2023. We continue to favor the longer-term competitive advantages and business model resiliency of the company.

Positioning:

For the year-to-date period, the portfolio management team kept to its standard practice of evaluating smaller positions in relation to overall portfolio construction objectives, as well as reviewing risk/reward and valuation considerations for each holding. The team added to positions in Xylem and Thermo Fisher Scientific as the post-merger water and waste water opportunity with Xylem and Evoqua is considered compelling longer-term, while the more recent pull-back in valuation for scientific measurement and instrumental leader Thermo Fisher was deemed attractive. Conversely, some stock positions were trimmed given sharp, short-term appreciation beyond the portfolio manager team’s expectations, including: Nvidia Corp, Ferguson PLC, and Novo Nordisk. We also exited a few positions; financial company Hannon Armstrong Sustainable Infrastructure (HASI) and veterinary pharmaceutical manufacturer Dechra Pharmaceuticals. From a risk mitigation perspective, as volatility and possibility of financial contagion rose sharply during the turmoil in the banking industry in March, we sold HASI given the possible negative impact of rising rates on the stock’s performance, as well as the complexity of the firm’s financing business model during a management team changeover.

Dechra, announced that it had entered talks with private equity group EQT for a possible cash offer that would take the company private, triggering a large appreciation in the valuation. The PM team exited the position as the share price approached the deal price.

In addition, we added a new position in Health Care, Swiss based eye-care company, Alcon AG. Alcon sells a full suite of eye care products across two businesses: Surgical (58% of 2022 revenues) and Vision Care (42%). The surgical segment offers implantable products, consumables, and equipment for use in surgical procedures to address cataracts, vitreoretinal conditions, refractive errors, and glaucoma. The Vision Care segment includes daily, reusable, and cosmetic contact lenses and a range of eye drops including allergy drops and contact lens care.

Outlook:

At mid-year, economic conditions have remained mixed, with signs of subtle softening, while housing demand and job openings generally remain firm. Resiliency in equity markets has been seemingly supported by an unorthodox mix of falling, but still high levels of inflation (i.e., the U.S. outpacing the rest of the world) and central bank policies of rising interest rates. Soon, mid-calendar year earnings reports will begin to provide some initial indications towards 2024 expectations. While our investment processes do not overly emphasize shorter cycle trends, our current assumptions remain intact – for more modest corporate outlooks overall. We continue to avoid positioning for extremes and acknowledge that a likely recession, combined with high uncertainty about the exact course of that recession, means an increased likelihood of rapid rotation, particularly as investors lean heavily on slight changes in weekly and monthly data releases. In such an environment, thoughtful analysis of company management, strategies, and prospects assumes added importance. Our belief in the importance of ESG (economic, social and governance) is unabated, as we are convinced more than ever of the importance of integrating beyond-financial environmental, social and governance concerns into our investment decisions.

Advocacy

During the first half of 2023, Trillium Asset Management, LLC’s (“Trillium”) advocacy program achieved important successes with companies on issues ranging from racial justice to climate change mitigation. We filed a total of 19 resolutions and were able to withdraw five resolutions following successful negotiations with companies.

The impact of the anti-ESG campaigns by conservative politicians was evident in some of the vote totals obtained for shareholder resolutions, but overall, we were still successful in achieving concrete commitments to increasing transparency and improving the environmental, social, and governance impacts of our portfolio companies’ policies and practices.

Increasingly extreme global weather events have brought concerns about climate change to the forefront for investors over the last several years. The physical risks to company assets and supply chains from severe hurricanes, heat waves, fires, and droughts are growing as well as the potential negative impacts on vulnerable communities and ecosystems. Nevertheless, we believe the pace of change has been slow among corporations given the size of the challenge. Trillium has pursued a wide-ranging advocacy strategy around climate for decades, including engaging with financial institutions around ending fossil- fuel financing.

Internationally, we initiated dialogues with three financial institutions to encourage them to set science-based targets. Bank Rakyat, an Indonesian financial institution with a significant loan book to micro-enterprises, shared their plans to begin documenting their GHG emissions to develop a baseline from which they can set a reductions target. We are encouraging Norway’s largest bank, DNB Nor, to adopt absolute GHG reduction targets (not intensity targets) for their most pollutive sectors. Finally, following our winter 2023 meetings with Belgium based KBC, the company announced its commitment to the SBTi in April.

In June, our shareholder proposal at Alphabet, seeking better social impact disclosures regarding the company’s algorithms and related technologies such as artificial intelligence, came to a vote at the company’s annual general meeting. We argued that existing disclosures fail to meet the needs of investors, regulators, and society. For example, New York Times columnist Ezra Klein pointed out in an April 2023 opinion piece: “Right now, the testing done to make sure large models are safe is voluntary, opaque and inconsistent. No best practices have been accepted across the industry, and not nearly enough work has been done to build testing regimes in which the public can have confidence.” 43% of outside shareholders (i.e., shareholders not including founders Sergey Brin and Larry Page who control a majority of the vote) supported our proposal, indicating strong support for our recommendations.

Sincerely,

Laura McGonagle	Matthew Patsky
Portfolio Manager	Portfolio Manager

John Quealy	Patrick Wollenberg
Portfolio Manager	Portfolio Manager

Trillium ESG Global Equity Fund

COUNTRY ALLOCATION at June 30, 2023 (Unaudited)

Country	Portfolio Value	Percent of Net Assets

Australia	$10,798,286	1.2%
Belgium	7,821,899	0.9%
Brazil	9,034,945	1.0%
Canada	13,902,943	1.6%
Colombia	2,907,813	0.3%
Denmark	17,077,722	1.9%
France	39,095,141	4.4%
Germany	31,466,942	3.5%
Hong Kong	10,063,678	1.1%
India	6,250,835	0.7%
Indonesia	5,822,251	0.7%
Ireland	28,620,994	3.2%
Italy	12,352,826	1.4%
Japan	38,567,330	4.3%
Kenya	1,219,566	0.1%
Mexico	5,851,776	0.6%
Netherlands	11,686,795	1.3%
Norway	6,908,734	0.8%
Peru	5,149,831	0.7%
Portugal	5,759,211	0.6%
Republic of Korea	6,777,652	0.8%
Singapore	5,737,293	0.6%
Spain	22,708,434	2.5%
Sweden	16,903,366	1.9%
Switzerland	58,358,842	6.5%
Taiwan	13,025,543	1.5%
United Kingdom	29,998,404	3.4%
United States	467,435,868	52.3%
Other Assets in Excess
of Liabilities:	2,210,354	0.2%
	$893,515,274	100.0%

Trillium ESG Global Equity Fund – Retail Class

Value of $10,000 vs MSCI ACWI Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2023

	1 Year	5 Year	10 Year	Value
Global Equity Fund – Retail Class	16.36%	9.72%	9.44%	$24,636
MSCI ACWI Index	16.53%	8.10%	8.75%	$23,147

This chart illustrates the performance of a hypothetical $10,000 investment made on June 30, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable for the Fund, and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-209-1962.

Trillium ESG Global Equity Fund – Institutional Class

Value of $100,000 vs MSCI ACWI Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2023

	1 Year	5 Year	10 Year	Value
Global Equity Fund – Institutional Class	16.69%	10.03%	9.74%	$253,308
MSCI ACWI Index	16.53%	8.10%	8.75%	$231,466

This chart illustrates the performance of a hypothetical $100,000 investment made on June 30, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital for the Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-209-1962.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2023

Shares		Value
COMMON STOCKS: 98.5%

Automobiles & Components: 1.4%
58,541	Aptiv PLC
	(Ireland) (a)	$5,976,450
226,069	Cie Generale des
	Etablissements
	Michelin SCA
	(France)	6,687,439
		12,663,889
Banks: 5.9%
15,947,368	Bank Rakyat
	Indonesia Persero
	Tbk PT (Indonesia)	5,822,251
34,881	Credicorp Ltd. (Peru)	5,149,831
369,437	DNB Bank ASA
	(Norway)	6,908,734
4,482,903	Equity Group
	Holdings Ltd.
	(Kenya)	1,219,566
711,297	Grupo Financiero
	Banorte SAB de CV
	(Mexico)	5,851,776
234,152	Hang Seng Bank Ltd.
	(Hong Kong)	3,337,983
89,682	HDFC Bank
	Ltd. - ADR (India)	6,250,835
112,060	KBC Group NV
	(Belgium)	7,821,899
38,548	PNC Financial
	Services Group,
	Inc. (United States)	4,855,121
146,377	Sumitomo Mitsui
	Trust Holdings, Inc.
	(Japan)	5,192,810
		52,410,806
Capital Goods: 8.4%
261,211	Assa Abloy AB –
	Class B (Sweden)	6,278,720
467,110	Atlas Copco AB
	(Sweden)	6,743,612
46,540	Ferguson PLC
	(Switzerland)	7,351,082
41,945	Generac
	Holdings, Inc.
	(United States) (a)	6,255,258
127,375	Kurita Water
	Industries Ltd.
	(Japan)	4,890,230
100,082	Nidec Corp. (Japan)	5,515,062
148,129	Prysmian SpA
	(Italy)	6,195,316
49,946	Quanta Services, Inc.
	(United States)	9,811,892
21,868	Rockwell
	Automation, Inc.
	(United States)	7,204,413
36,496	Trane Technologies
	PLC (Ireland)	6,980,225
64,746	Xylem, Inc.
	(United States)	7,291,695
		74,517,505
Commercial & Professional Services: 2.1%
57,224	Intertek Group
	(United Kingdom)	3,102,001
206,954	Recruit Holdings
	Co. Ltd. (Japan)	6,605,008
53,176	Waste Management,
	Inc. (United States)	9,221,782
		18,928,791
Consumer Durables & Apparel: 1.8%
7,841	Kering SA (France)	4,329,803
235,406	Levi Strauss & Co. –
	Class A
	(United States)	3,396,909
73,169	Nike, Inc. – Class B
	(United States)	8,075,662
		15,802,374
Consumer Services: 2.0%
46,811	Bright Horizons
	Family Solutions,
	Inc. (United
	States) (a)	4,327,677
35,418	Marriott
	International, Inc. –
	Class A
	(United States)	6,505,933
72,156	Starbucks Corp.
	(United States)	7,147,773
		17,981,383

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2023, Continued

Shares		Value
Diversified Financials: 3.0%
140,732	Bank of New York
	Mellon Corp.
	(United States)	$6,265,388
61,511	Intercontinental
	Exchange, Inc.
	(United States)	6,955,664
26,890	LPL Financial
	Holdings, Inc.
	(United States)	5,846,693
15,659	MSCI, Inc.
	(United States)	7,348,612
		26,416,357
Food & Staples Retailing: 1.5%
209,056	Jeronimo Martins,
	SGPS, SA
	(Portugal)	5,759,211
221,902	Koninklijke Ahold
	Delhaize NV
	(Netherlands)	7,565,329
		13,324,540
Food, Beverage & Tobacco: 3.6%
81,319	Darling
	Ingredients, Inc.
	(United States) (a)	5,187,339
68,491	Kerry Group PLC –
	Class A (Ireland)	6,684,949
89,505	McCormick
	& Co., Inc.
	(United States)	7,807,521
103,465	Nestle SA
	(Switzerland)	12,445,971
		32,125,780
Health Care Equipment & Services: 6.0%
98,780	Alcon, Inc.
	(Switzerland)	8,195,025
40,246	Cochlear Ltd.
	(Australia)	6,166,028
46,623	Coloplast A/S –
	Class B (Denmark)	5,834,226
143,193	CVS Health Corp.
	(United States)	9,898,932
108,140	Edwards
	Lifesciences Corp.
	(United States) (a)	10,200,846
44,070	Straumann Holding
	AG (Switzerland)	7,166,048
86,452	Sysmex Corp.
	(Japan)	5,921,702
		53,382,807
Household & Personal Products: 3.5%
145,730	Essity AB – Class B
	(Sweden)	3,881,034
119,036	Kao Corp. (Japan)	4,319,806
24,500	L’Oreal (France)	11,428,693
227,434	Unilever PLC
	(United Kingdom)	11,854,316
		31,483,849
Insurance: 3.1%
662,206	AIA Group Ltd.
	(Hong Kong)	6,725,695
34,974	Allianz SE
	(Germany)	8,146,294
968,257	Aviva PLC
	(United Kingdom)	4,871,557
46,372	The Travelers
	Companies, Inc.
	(United States)	8,052,962
		27,796,508
Materials: 5.1%
46,798	Air Liquide SA
	(France)	8,392,544
142,222	Ball Corp.
	(United States)	8,278,743
87,723	Croda
	International PLC
	(United Kingdom)	6,270,852
46,456	Ecolab, Inc.
	(United States)	8,672,871
874,462	Klabin SA (Brazil)	3,986,781
33,117	Koninklijke DSM NV
	(Netherlands) (b)	4,121,466
21,274	Sika AG
	(Switzerland)	6,092,887
		45,816,144

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2023, Continued

Shares		Value
Media & Entertainment: 3.7%
229,726	Alphabet, Inc. –
	Class A (United
	States) (a)	$27,498,202
66,113	The Walt Disney Co.
	(United States) (a)	5,902,569
		33,400,771
Pharmaceuticals, Biotechnology &
Life Sciences: 7.1%
25,015	CSL Ltd. (Australia)	4,632,258
91,213	Gilead Sciences, Inc.
	(United States)	7,029,786
109,414	Merck & Co., Inc.
	(United States)	12,625,281
42,028	Merck KGaA
	(Germany)	6,956,908
69,602	Novo-Nordisk A/S –
	Class B (Denmark)	11,243,496
18,635	Thermo Fisher
	Scientific, Inc.
	(United States)	9,722,811
37,607	Roche Holdings AG
	(Switzerland)	11,487,813
		63,698,353
Real Estate: 2.9%
35,308	American Tower
	Corp. – REIT
	(United States)	6,847,634
2,335,133	Capitaland Ltd.
	(Singapore)	5,737,293
231,728	Daiwa House Industry
	Co. Ltd. (Japan)	6,122,712
46,033	Jones Lang
	LaSalle, Inc.
	(United States) (a)	7,171,941
		25,879,580
Retailing: 4.7%
273,358	Industria de Diseno
	Textil SA (Spain)	10,602,983
69,514	Target Corp.
	(United States)	9,168,897
124,479	The TJX Companies,
	Inc. (United States)	10,554,575
36,079	Tractor Supply Co.
	(United States)	7,977,067
197,782	WH Smith PLC
	(United Kingdom)	3,899,678
		42,203,200
Semiconductors & Semiconductor
Equipment: 6.7%
85,337	Applied Materials,
	Inc. (United States)	12,334,610
254,824	Infineon
	Technologies AG
	(Germany)	10,494,252
43,560	NVIDIA Corp.
	(United States)	18,426,751
129,068	Taiwan
	Semiconductor
	Manufacturing Co.
	Ltd. SA – ADR
	(Taiwan)	13,025,543
31,992	Texas
	Instruments, Inc.
	(United States)	5,759,200
		60,040,356
Software & Services: 11.5%
29,099	Accenture PLC –
	Class A (Ireland)	8,979,370
25,785	Adobe Systems, Inc.
	(United States) (a)	12,608,607
86,535	Amadeus IT
	Holding SA (Spain)	6,589,690
186,334	Dassault Systemes
	SE (France)	8,256,662
119,458	Microsoft Corp.
	(United States)	40,680,227
110,612	PayPal
	Holdings, Inc.
	(United States) (a)	7,381,139
42,966	SAP SE (Germany)	5,869,488
51,394	Visa, Inc. – Class A
	(United States)	12,205,047
		102,570,230

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2023, Continued

Shares		Value
Technology Hardware & Equipment: 8.1%
267,160	Apple, Inc.
	(United States)	$51,821,025
138,597	Cisco Systems, Inc.
	(United States)	7,171,009
50,780	IPG Photonics Corp.
	(United States) (a)	6,896,940
13,273	Samsung SDI Co.
	Ltd. (Republic
	of Korea)	6,777,652
		72,666,626
Telecommunication Services: 1.3%
141,242	BCE, Inc. (Canada)	6,439,718
139,618	Verizon
	Communications,
	Inc.
	(United States)	5,192,394
		11,632,112
Transportation: 2.7%
92,401	Canadian Pacific
	Kansas City Ltd.
	(Canada)	7,463,225
18,972	Kuehne + Nagel
	International AG
	(Switzerland)	5,620,016
61,511	United Parcel
	Service, Inc. –
	Class B
	(United States)	11,025,847
		24,109,088
Utilities: 2.4%
47,475	American Water
	Works Co., Inc.
	(United States)	6,777,056
276,015	EDP Renovaveis SA
	(Spain)	5,515,761
718,222	Interconexion
	Electrica SA ESP
	(Colombia)	2,907,813
721,934	Terna Rete Elettrica
	Nazionale SpA
	(Italy)	6,157,510
		21,358,140
TOTAL COMMON STOCKS
(Cost $588,494,836)		880,209,189

PREFERRED STOCKS: 0.6%

Banks: 0.6%
855,621	Itau Unibanco
	Holding SA –
	ADR (Brazil) (c)	5,048,164

TOTAL PREFERRED STOCKS
(Cost $4,406,508)		5,048,164

SHORT-TERM INVESTMENTS: 0.7%

Money Market Funds: 0.7%
6,047,567	Invesco –
	Government &
	Agency Portfolio –
	Institutional Class,
	5.055%
	(United States) (d)	6,047,567

TOTAL SHORT-TERM
INVESTMENTS
(Cost $6,047,567)		6,047,567

TOTAL INVESTMENTS
IN SECURITIES: 99.8%
(Cost $598,948,911)		891,304,920
Other Assets in Excess
of Liabilities: 0.2%		2,159,324
TOTAL NET ASSETS: 100.0%		$893,464,244

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Security is fair valued under the Board of Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value.
(c)	There is currently no dividend rate available.
(d)	Annualized seven-day effective yield as of June 30, 2023.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

Dear Shareholders,

For the 12-month period ended June 30, 2023, the Trillium Small/Mid Cap Institutional Fund (TSMDX) returned 13.37% on a net-of-fees basis, while the S&P 1000® Index returned 15.20%.

Relative to the S&P 1000®, the contribution from sector weighting was positive (+1.64%) for the year. Our overweight to Industrials and Information Technology and our underweight to Financials and Real Estate sectors were all positive contributors. The allocation effect from all other sectors was also positive relative to the benchmark. Stock selection was negative (-1.95%), with strong contribution from Consumer Discretionary and Communication Services, but not enough to offset the negative contribution from Materials, Financials, and Health Care sectors.

Performance Leaders (LTM):

Deckers Outdoor Corporation (106.64%), has outperformed during the year delivering beat-and-raise results driven by strong growth momentum across its premium footwear brands. The company continues to see solid growth and share gains from its HOKA brand and continued expansion opportunities in its UGG brand, both internationally and through the direct-to-consumer channel.

Allegro MicroSystems, Inc (118.17%) outperformance is driven by the semiconductor company’s exposure to megatrends in e-mobility, industrial automation, and clean energy which are leading to strong revenue growth, and strong operational execution which is driving margin expansion.

Performance Laggards (LTM):

Omnicell, Inc. (-35.24%) significantly underperformed in 2022 due to hospital capital expenditure budget freezes and delays, as well as hospital labor availability challenges. However, Omnicell’s stock price recovered in the first quarter of 2023 and then significantly outperformed during the second quarter on expectations that its customers spending would recover and the company’s reduction in its operating costs would preserve its profit margin. We continue to like Omnicell as a long-term investment opportunity. Its medication management and pharmacy automation equipment and services help their hospital customers improve their productivity, patient safety, and reduce their dependency on labor.

Syneos Health, Inc. (-42.05%) stock struggled based on order delays by its small- and mid-sized biotech and biopharma customers that have been hurt by a tighter credit environment. We exited our position in Syneos earlier this year taking advantage of the price movement in the stock following rumors of a private equity offer, given our concerns about uncertainty in funding for their customers.

Portfolio Positioning

The macro environment is tougher than our companies have seen in many years. Tightening of credit markets and bank lending standards most likely creates a headwind for small-cap stocks. We continue to take a cautious, although not defensive, position and expect that our focus on companies that have strong management teams, solid balance sheets, the ability to respond to the changing macro environment, and have greater visibility into their earnings will be the appropriate positioning. As long-term investors, we tend not to make dramatic changes based on near-term outlooks. At the same time, we feel that the fears of recession have affected specific stocks negatively and created valuation dislocation opportunities for us to add to stocks we have long-term conviction in.

Earlier in the first quarter of 2023, even before the sudden collapse of Silicon Valley Bank, we had been taking actions to reposition our portfolio by adding to holdings such as health care company Merit Medical Systems that we believed would demonstrate greater earnings stability as we go into a slowdown. We trimmed interest sensitive names such as Webster Financial Corp. and Meritage Homes Corp. given our expectations of continued interest rate hikes. We trimmed our position in Westinghouse Air Brake Technologies since it had a strong relative performance compared to its Industrials sector peers. The stock had grown to a larger position in the portfolio. We also sold out of Host Hotels & Resorts taking advantage of strength in the name post its COVID driven slump. We opportunistically added to existing positions in Ball Corp., Darling Ingredients, Etsy, Middleby, as well as Rogers, and Paylocity where we concluded valuations were attractive. Following the bank collapses we reassessed our exposure to companies that are more directly impacted by tightening credit standards and exited our position in Hannon Armstrong Sustainable Infrastructure Capital. New positions include Jack Henry & Associates that provides technology solutions and payment processing services to small and medium banks and credit unions that should benefit from share gains versus its smaller peers in a tougher operating environment. The company has a robust backlog of contracts which provides a margin of safety as the macroeconomic environment worsens and sales cycles elongate. We initiated a new position in ICON PLC, which is a UK based clinical research organization with exposure to a larger sized, more stable customer base. We also initiated a position in Quest Diagnostics, with a defensive, diagnostic lab services business, after it came back into the market cap range appropriate for our strategy. We replaced our position in the natural gas utility company Avista Corporation with a new holding in Avangrid Inc., which gives us more direct exposure to wind and solar energy facilities. Given our concerns about exposure to commercial real estate in the coming months, we sold Sandy Spring Bancorp and Boston Properties. We also trimmed positions in Deckers Outdoor Corp. and Tractor Supply Company, consistent with our investment discipline on valuation and portfolio risk assessment.

Our view on small- and mid-cap stocks remains unchanged from the end of 2022 and we reiterate that while the macro-economic outlook continues to be mixed and it is impossible to time a bottom, we are optimistic in the longer-term view for our SMID approach. History shows us that small-caps typically lead the market out of recession. We reiterate our belief that these uncertain economic times offer patient investors an opportunity to build and expand long-term positions in small- and mid-cap stocks, especially given the valuation compressions that we have seen in this asset class. We stay committed to our long-term approach, focused on attractively valued companies with solid management teams that can execute well over various economic cycles, especially as we navigate these volatile times in the market. Our belief in the importance of ESG is unabated, as we are convinced more than ever of the importance of integrating beyond-financial environmental, social and governance concerns into our investment decisions.

Advocacy

During the first half of 2023, Trillium Asset Management, LLC’s (“Trillium”) advocacy program achieved important successes with companies on issues ranging from racial justice to climate change mitigation. We filed a total of 19 resolutions and were able to withdraw five resolutions following successful negotiations with companies.

The impact of the anti-ESG campaigns by conservative politicians was evident in some of the vote totals obtained for shareholder resolutions, but overall, we were still successful in achieving concrete commitments to increasing transparency and improving the environmental, social, and governance impacts of our portfolio companies’ policies and practices.

As a signatory to the Net Zero Asset Manager’s initiative, Trillium has made a public commitment to achieve a target of 75% of our large-cap holdings setting science-based targets by 2030. Setting greenhouse gas (GHG) emissions targets in line with the Science-Based Targets initiative (SBTi) signals that companies have a clearly defined path to reduce emissions in line with the Paris Agreement’s goals. SBTi-validated targets can give confidence that companies are addressing their material carbon footprint in line with limiting warming to 1.5°C. We filed proposals on setting science-based targets on emissions reductions at several companies, including Quanta Services which is held in the SMID Fund, where we withdrew the proposal following the company’s commitment to continued progress and dialogue. We will be watching closely for forward movement as we determine next steps for this fall. We also plan on writing to all our holdings which have not yet made a public commitment to setting science-based targets by the end of 2023.

Sincerely,

Laura McGonagle	Mitali Prasad	Elizabeth Levy
Portfolio Manager	Portfolio Manager	Portfolio Manager

Trillium ESG Small/Mid Cap Fund

SECTOR ALLOCATION at June 30, 2023 (Unaudited)

Sector	Percent of Net Assets

Industrials	22.5%
Information Technology	16.4%
Consumer Discretionary	13.4%
Health Care	10.8%
Financials	10.8%
Consumer Staples	8.0%
Real Estate	6.1%
Materials	5.6%
Utilities	2.9%
Cash & Equivalents (a)	1.9%
Communication Services	1.6%
Total	100.0%

(a)	Represents cash, short-term securities and other assets in excess of liabilities.

Trillium ESG Small/Mid Cap Fund

Value of $100,000 vs S&P 1000® Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2023

			Since
			Inception
	1 Year	5 Year	8/31/2015	Value
SMID Fund	13.37%	6.13%	7.82%	$180,416
S&P 1000® Index	15.20%	7.00%	9.78%	$207,649

This chart illustrates the performance of a hypothetical $100,000 investment made on August 31, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital for the Fund and dividends for an index, but does not reflect redemption fees.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-209-1962.

Trillium ESG Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2023

Shares		Value
COMMON STOCKS: 98.1%

Banks: 4.2%
20,201	Columbia Banking
	System, Inc.	$409,676
10,866	East West
	Bancorp, Inc.	573,616
7,134	Live Oak
	Bancshares, Inc.	187,696
17,139	Webster
	Financial Corp.	646,997
		1,817,985
Capital Goods: 15.2%
6,504	AO Smith Corp.	473,361
10,286	Hexcel Corp.	781,942
5,495	Lincoln Electric
	Holdings, Inc.	1,091,471
6,041	Middleby Corp. (a)	893,041
8,276	Quanta Services, Inc.	1,625,820
3,725	Trex Co, Inc. (a)	244,211
2,100	Valmont
	Industries, Inc.	611,205
8,573	Wabtec Corp.	940,201
		6,661,252
Commercial & Professional Services: 5.0%
4,991	ManpowerGroup, Inc.	396,285
5,876	MSA Safety, Inc.	1,022,189
4,734	Tetra Tech, Inc.	775,145
		2,193,619
Consumer Durables & Apparel: 4.0%
2,052	Deckers
	Outdoor Corp. (a)	1,082,758
19,307	Levi Strauss
	& Co. – Class A	278,600
2,756	Meritage Homes Corp.	392,096
		1,753,454
Consumer Services: 3.0%
7,299	Bright Horizons
	Family Solutions,
	Inc. (a)	674,793
8,971	InterContinental
	Hotels Group
	PLC – ADR	632,007
		1,306,800
Diversified Financials: 3.5%
4,816	LPL Financial
	Holdings, Inc.	1,047,143
7,846	Stifel Financial Corp.	468,171
		1,515,314
Food & Staples Retailing: 2.1%
14,526	BJ’s Wholesale Club
	Holdings, Inc. (a)	915,283

Food, Beverage & Tobacco: 4.7%
8,168	Darling
	Ingredients, Inc. (a)	521,037
5,379	Freshpet, Inc. (a)	353,992
10,370	Lamb Weston
	Holdings, Inc.	1,192,032
		2,067,061
Health Care Equipment & Services: 8.7%
4,949	AMN Healthcare
	Services, Inc. (a)	540,035
12,331	Merit Medical
	Systems, Inc. (a)	1,031,365
16,137	Omnicell, Inc. (a)	1,188,812
1,671	Penumbra, Inc. (a)	574,924
3,534	Quest Diagnostics, Inc.	496,739
		3,831,875
Household & Personal Products: 1.2%
5,280	Church &
	Dwight Co., Inc.	529,214
Insurance: 3.2%
5,553	Hanover Insurance
	Group, Inc.	627,655
11,925	Horace Mann
	Educators Corp.	353,696
2,937	Reinsurance Group
	America, Inc.	407,333
		1,388,684

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2023, Continued

Shares		Value
Materials: 5.5%
4,601	AptarGroup, Inc.	$533,072
11,644	Ball Corp.	677,797
7,564	Ingevity Corp. (a)	439,923
4,957	Sensient
	Technologies Corp.	352,591
7,208	Sonoco Products Co.	425,416
		2,428,799
Media & Entertainment: 1.6%
17,528	New York Times
	Co. – Class A	690,253

Pharmaceuticals, Biotechnology &
Life Sciences: 2.1%
5,131	Azenta, Inc. (a)	239,515
2,648	ICON PLC (a)	662,530
		902,045
Real Estate: 6.1%
5,661	Camden Property
	Trust – REIT	616,313
3,898	EastGroup Properties,
	Inc. – REIT	676,693
2,267	Federal Realty
	Investment
	Trust – REIT	219,378
4,907	Jones Lang
	LaSalle, Inc. (a)	764,511
12,124	LTC Properties,
	Inc. – REIT	400,334
		2,677,229
Retailing: 6.4%
4,528	Burlington Stores,
	Inc. (a)	712,662
8,598	Etsy, Inc. (a)	727,477
7,547	LKQ Corp.	439,764
4,180	Tractor Supply Co.	924,197
		2,804,100
Semiconductors & Semiconductor
Equipment: 6.2%
21,989	Allegro
	MicroSystems,
	Inc. (a)	992,584
2,682	First Solar, Inc. (a)	509,821
2,235	SolarEdge
	Technologies,
	Inc. (a)	601,327
10,717	Wolfspeed, Inc. (a)	595,758
		2,699,490
Software & Services: 5.0%
5,644	CyberArk
	Software Ltd. (a)	882,327
3,989	Jack Henry &
	Associates, Inc.	667,479
3,508	Paylocity Holding
	Corp. (a)	647,331
		2,197,137
Technology Hardware & Equipment: 5.2%
7,225	IPG Photonics
	Corp. (a)	981,300
3,940	Rogers Corp. (a)	638,004
12,397	Trimble, Inc. (a)	656,297
		2,275,601
Transportation: 2.3%
5,628	JB Hunt Transport
	Services, Inc.	1,018,837

Utilities: 2.9%
9,451	Avangrid, Inc.	356,114
7,299	Essential Utilities, Inc.	291,303
7,870	Ormat
	Technologies, Inc.	633,220
		1,280,637
TOTAL COMMON STOCKS
(Cost $40,476,227)		42,954,669

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2023, Continued

Shares	Value
SHORT-TERM INVESTMENTS: 2.0%

Money Market Funds: 2.0%
867,564	Invesco-
Government &
Agency Portfolio –
Institutional Class 5.055% (b)
$867,564

TOTAL SHORT-TERM
INVESTMENTS
(Cost $867,564)	867,564

TOTAL INVESTMENTS
IN SECURITIES: 100.1%
(Cost $41,343,791)	43,822,233
Liabilities in Excess
of Other Assets: (0.1)%	(41,818)
TOTAL NET ASSETS: 100.0%	$43,780,415

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Annualized seven-day effective yield as of June 30, 2023.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2023

	Trillium	Trillium
	ESG Global	ESG Small/Mid
	Equity Fund	Cap Fund
ASSETS
Investments in securities, at value
(cost $598,948,911 and $41,343,791)	$891,304,920	$43,822,233
Foreign Currency, at value
(cost $622,922 and $—)	622,378	—
Receivables:
Dividends and interest	2,382,054	25,722
Fund shares sold	488,599	4,285
Securities lending income, net	5,556	—
Due from adviser, net	—	1,636
Prepaid expenses	83,981	10,022
Total assets	894,887,488	43,863,898

LIABILITIES
Payables:
Fund shares redeemed	514,748	31,117
Investment advisory fees, net	571,765	—
Administration fees	81,522	9,310
Custody fees	43,410	1,696
Fund accounting fees	14,974	5,120
Audit fees	27,100	24,100
Distribution fees	66,411	—
Transfer agent fees	71,564	5,074
Chief Compliance Officer fees	2,083	2,138
Trustee fees	515	275
Other accrued expenses	29,152	4,653
Total liabilities	1,423,244	83,483
NET ASSETS	$893,464,244	$43,780,415

COMPONENTS OF NET ASSETS
Paid-in capital	$567,553,445	$41,652,321
Total distributable (accumulated)
earnings (losses)	325,910,799	2,128,094
Net assets	$893,464,244	$43,780,415

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2023, Continued

	Trillium	Trillium
	ESG Global	ESG Small/Mid
	Equity Fund	Cap Fund(a)
Retail Class
Net assets	$248,337,905	$—
Shares of beneficial interest issued
and outstanding (unlimited number of
shares authorized without par value)	4,250,874	—
Net asset value, offering price,
and redemption price per share	$58.42	$—
Institutional Class
Net assets	$645,126,339	$43,780,415
Shares of beneficial interest issued
and outstanding (unlimited number of
shares authorized without par value)	11,094,454	2,897,531
Net asset value, offering price,
and redemption price per share	$58.15	$15.11

(a)	Retail shares are not offered as of June 30, 2023.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF OPERATIONS For the year ended June 30, 2023

	Trillium	Trillium
	ESG Global	ESG Small/Mid
	Equity Fund	Cap Fund
INCOME
Dividend income (net of foreign withholding
tax and issuance fees of $1,209,397 and $225)	$15,438,156	$399,261
Interest	484,476	26,125
Income from securities lending, net	9,833	—
Other income	1,097	619
Total investment income	15,933,562	426,005

EXPENSES
Investment advisory fees	7,067,453	289,996
Distribution fees – Retail Class	538,663	—
Administration fees	548,756	61,759
Transfer agent fees	300,054	33,240
Custody fees	251,987	7,113
Fund accounting fees	77,633	34,013
Sub-transfer agent fees	117,101	—
Registration fees	56,587	27,425
Miscellaneous expenses	63,599	11,611
Reports to shareholders	58,352	1,985
Audit fees	27,100	24,100
Trustees fees	34,854	18,915
Chief Compliance Officer fees	13,541	13,923
Legal fees	7,441	8,142
Insurance expenses	9,354	5,414
Interest expenses	14,530	1,085
Total expenses	9,187,005	538,721
Less: fees waived and expenses absorbed	—	(158,734)
Net expenses	9,187,005	379,987
Net investment income (loss)	6,746,557	46,018

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
and foreign currency transactions	47,769,794	(6,587)
Net change in unrealized
appreciation/depreciation on:
Investments	77,322,628	4,728,218
Translation of other assets and
liabilities in foreign currency	72,321	—
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	125,164,743	4,721,631
Net increase (decrease) in net assets
resulting from operations	$131,911,300	$4,767,649

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$6,746,557	$5,306,574
Net realized gain (loss) on investments
and foreign currency transactions	47,769,794	23,404,366
Net change in unrealized appreciation/depreciation
on investments and translation of other assets
and liabilities in foreign currency	77,394,949	(213,224,273)
Net increase (decrease) in net assets
resulting from operations	131,911,300	(184,513,333)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders –
Retail Class	(10,810,705)	(8,396,385)
Net distributions to shareholders –
Institutional Class	(28,695,278)	(20,850,857)
Total distributions to shareholders	(39,505,983)	(29,247,242)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from
net change in outstanding shares – Retail Class[1]	(9,397,619)	(1,545,684)
Net increase (decrease) in net assets derived from
net change in outstanding shares –
Institutional Class[2]	(30,195,193)	139,062,000
Total increase (decrease) in net assets
from capital share transactions	(39,592,812)	137,516,316
Total increase (decrease) in net assets	52,812,505	(76,244,259)

NET ASSETS
Beginning of year	840,651,739	916,895,998
End of year	$893,464,244	$840,651,739

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

[1]	Summary of capital share transactions for Retail Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2023		June 30, 2022
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	263,771	$14,201,851	756,645	$50,245,595
Shares issued
in reinvestment
of distributions	204,268	10,444,225	121,384	8,148,498
Shares redeemed	(628,826)	(34,043,695)	(934,440)	(59,939,777)
Net increase (decrease)	(160,787)	$(9,397,619)	(56,411)	$(1,545,684)

[2]	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2023		June 30, 2022
	Shares	Amount	Shares	Amount
Institutional Class:
Shares sold	2,499,654	$133,691,106	3,420,132	$220,091,817
Shares issued
in reinvestment
of distributions	474,065	24,091,969	268,469	17,922,969
Shares redeemed	(3,462,078)	(187,978,268)	(1,574,709)	(98,952,786)
Net increase (decrease)	(488,359)	$(30,195,193)	2,113,892	$139,062,000

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$46,018	$(44,027)
Net realized gain (loss) on investments	(6,587)	1,914,191
Net change in unrealized
appreciation/depreciation on investments	4,728,218	(8,988,350)
Net increase (decrease) in net assets
resulting from operations	4,767,649	(7,118,186)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	(1,066,880)	(858,444)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from
net change in outstanding shares –
Institutional Class[1]	6,902,784	9,442,548
Total increase (decrease) in net assets
from capital share transactions	6,902,784	9,442,548
Total increase (decrease) in net assets	10,603,553	1,465,918

NET ASSETS
Beginning of year	33,176,862	31,710,944
End of year	$43,780,415	$33,176,862

[1]	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2023		June 30, 2022
	Shares	Amount	Shares	Amount
Shares sold	799,058	$11,505,929	800,161	$13,374,943
Shares issued
in reinvestment
of distributions	75,067	1,037,417	49,724	833,870
Shares redeemed[2]	(392,813)	(5,640,562)	(303,039)	(4,766,265)
Net increase (decrease)	481,312	$6,902,784	546,846	$9,442,548

[2]	Net of redemption fees of $1,156 and $1,808, respectively.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Retail Class
	Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value,
beginning of year	$52.71	$65.97	$45.99	$44.81	$43.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.33	0.20	0.06	0.10	0.23
Net realized and unrealized
gain (loss) on investments	7.93	(11.64)	21.00	2.19	3.09
Total from investment operations	8.26	(11.44)	21.06	2.29	3.32

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.22)	(0.03)	(0.07)	(0.24)	(0.25)
Distributions from
net realized gain	(2.33)	(1.79)	(1.01)	(0.87)	(1.47)
Total distributions	(2.55)	(1.82)	(1.08)	(1.11)	(1.72)
Net asset value, end of year	$58.42	$52.71	$65.97	$45.99	$44.81
Total return	16.36%	(17.94)%	46.14%	5.02%	8.52%

SUPPLEMENTAL DATA:
Net assets, end of year
(000’s omitted)	$248.3	$232.5	$297.8	$217.8	$239.3
Portfolio turnover rate	10%	7%	10%	11%	16%

SUPPLEMENTAL DATA:
Ratio of expenses
to average net assets	1.31%	1.30%	1.30%	1.30%	1.33%
Ratio of net investment income
to average net assets	0.60%	0.30%	0.11%	0.22%	0.55%

[1]	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class
	Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value,
beginning of year	$52.50	$65.70	$45.80	$44.61	$43.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.48	0.41	0.23	0.22	0.37
Net realized and unrealized
gain (loss) on investments	7.89	(11.61)	20.89	2.20	3.03
Total from investment operations	8.37	(11.20)	21.12	2.42	3.40

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.39)	(0.21)	(0.21)	(0.36)	(0.37)
Distributions from
net realized gain	(2.33)	(1.79)	(1.01)	(0.87)	(1.47)
Total distributions	(2.72)	(2.00)	(1.22)	(1.23)	(1.84)
Net asset value, end of year	$58.15	$52.50	$65.70	$45.80	$44.61
Total return	16.69%	(17.70)%	46.52%	5.34%	8.81%

SUPPLEMENTAL DATA:
Net assets, end of year
(000’s omitted)	$645.1	$608.1	$622.1	$360.6	$319.9
Portfolio turnover rate	10%	7%	10%	11%	16%

SUPPLEMENTAL DATA:
Ratio of expenses
to average net assets	1.03%	1.01%	1.02%	1.03%	1.05%
Ratio of net investment income
(loss) to average net assets	0.89%	0.65%	0.40%	0.49%	0.87%

[1]	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class
	Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value,
beginning of year	$13.73	$16.96	$11.01	$12.36	$12.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.02	(0.02)	(0.02)	0.04	0.05
Net realized and unrealized
gain (loss) on investments	1.78	(2.82)	5.99	(0.90)	(0.13)
Total from investment operations	1.80	(2.84)	5.97	(0.86)	(0.08)

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.01)	—	(0.02)	(0.05)	(0.02)
Distributions from
net realized gain	(0.41)	(0.39)	—	(0.45)	(0.51)
Total distributions	(0.42)	(0.39)	(0.02)	(0.50)	(0.53)
Proceeds from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]
Net asset value, end of year	$15.11	$13.73	$16.96	$11.01	$12.36
Total return	13.37%	(17.16)%	54.23%	(7.34)%	0.32%

SUPPLEMENTAL DATA:
Net assets, end of year
(000’s omitted)	$43.8	$33.2	$31.7	$14.0	$19.9
Portfolio turnover rate	26%	21%	20%	35%	27%

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived/recouped
and expenses absorbed	1.39%	1.36%	1.77%	1.93%	1.85%
After fees waived/recouped
and expenses absorbed	0.98%	0.98%	0.98%	0.98%	0.98%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	(0.29)%	(0.50)%	(0.94)%	(0.61)%	(0.47)%
After fees waived/recouped
and expenses absorbed	0.12%	(0.12)%	(0.15)%	0.34%	0.40%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2023

NOTE 1 – ORGANIZATION

The Trillium ESG Global Equity Fund (the “Fund” or “Global Equity Fund”) and Trillium ESG Small/Mid Cap Fund (the “Fund” or “SMID Fund”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end investment management company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on September 30, 1999 and August 31, 2015, respectively.

The Global Equity Fund and the SMID Fund have Retail Class and Institutional Class shares (Retail Class shares are not currently offered for SMID Fund). Institutional Classes are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundation, and corporations. Each class of shares has equal rights as to earnings and assets except that the Retail Class bears Distribution fees and Sub-Transfer Agent fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Global Equity Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that it believes are leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued. The investment objective of the SMID Fund is to seek long-term capital appreciation by identifying companies that it believes are strategic leaders, based on business models that it believes are superior and have the ability to create consistent earnings growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. or

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2023, Continued

foreign national securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs, and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over- the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Service’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Global Equity Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Global Equity Fund’s securities traded on those foreign exchanges. The Global Equity Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Global Equity Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. The SMID Fund does not hold foreign securities traded on foreign exchanges.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board”) has adopted a Valuation Policy designating Trillium Asset Management (the “Adviser”) as the Funds’ Valuation Designee. Under Rule 2a-5, the Valuation Designee shall determine the fair value of securities for which readily available market quotes are not available in accordance with procedures approved by the Board.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2023, Continued

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2023, Continued

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2023. See the Schedule of Investments for the SMID Fund’s industry breakout.

Global Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$5,976,450	$6,687,439	$—	$12,663,889
Banks	23,327,129	29,083,677	—	52,410,806
Capital Goods	37,543,483	36,974,022	—	74,517,505
Commercial &
Professional Services	9,221,782	9,707,009	—	18,928,791
Consumer Durables & Apparel	11,472,571	4,329,803	—	15,802,374
Consumer Services	17,981,383	—	—	17,981,383
Diversified Financials	26,416,357	—	—	26,416,357
Food & Staples Retailing	—	13,324,540	—	13,324,540
Food, Beverage & Tobacco	12,994,860	19,130,920	—	32,125,780
Health Care Equipment
& Services	20,099,778	33,283,029	—	53,382,807
Household & Personal Products	—	31,483,849	—	31,483,849
Insurance	8,052,962	19,743,546	—	27,796,508
Materials	20,938,395	20,756,283	4,121,466	45,816,144
Media & Entertainment	33,400,771	—	—	33,400,771
Pharmaceuticals, Biotechnology
& Life Sciences	29,377,878	34,320,475	—	63,698,353
Real Estate	14,019,575	11,860,005	—	25,879,580
Retailing	27,700,539	14,502,661	—	42,203,200
Semiconductors &
Semiconductor Equipment	49,546,104	10,494,252	—	60,040,356
Software & Services	81,854,390	20,715,840	—	102,570,230
Technology Hardware
& Equipment	65,888,974	6,777,652	—	72,666,626
Telecommunication Services	11,632,112	—	—	11,632,112
Transportation	18,489,072	5,620,016	—	24,109,088
Utilities	9,684,869	11,673,271	—	21,358,140
Total Common Stocks	535,619,434	340,468,289	4,121,466	880,209,189
Preferred Stocks
Banks	5,048,164	—	—	5,048,164
Total Preferred Stocks	5,048,164	—	—	5,048,164
Short-Term Investments	6,047,567	—	—	6,047,567
Total Investments in Securities	$546,715,165	$340,468,289	$4,121,466	$891,304,920

Small/Mid Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$42,954,669	$—	$—	$42,954,669
Short-Term Investments	867,564	—	—	867,564
Total Investments in Securities	$43,822,233	$—	$—	$43,822,233

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2023, Continued

The Following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stocks
Balance as of June 30, 2022	$—
Acquisitions	—
Dispositions	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Transfer in and/or out of Level 3	4,121,466
Balance as of June 30, 2023	$4,121,466
Change in unrealized appreciation/depreciation for
Level 3 investments held at June 30, 2023	$—

Transfers between levels are recognized at the end of the reporting period.

	Fair Value at	Valuation	Unobservable	Input
Type of Security	6/30/23	Technique	Input	Value
Common Stocks	$4,121,466	Last Price Prior	Market Data	$114.05
		to Delisting

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Valuation Committee oversaw valuation techniques though September 7, 2022. Effective September 8, 2022, the Adviser, as the Fund’s Valuation Designee, oversees valuation techniques.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2023, Continued

equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. As of fiscal year end June 30, 2023, there were no post-October losses or capital loss carryover for the Global Equity Fund. The SMID Fund had post-October loss of $174,486 and short-term capital loss carryover of $43,597 with no expiration date.

As of the most recent fiscal year end June 30, 2023, there were no late year losses for the Funds.

As of June 30, 2023, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of June 30, 2023, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2023, Continued

method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities, which are determined in accordance with income tax regulations, normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Funds are equal to each Fund’s net asset value per share. The SMID Fund charges a 2% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The SMID Fund will retain the fee charged as paid-in-capital and such fees become part of the SMID Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2023, Continued

I.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

J.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2023, the following adjustments were made:

	Distributable (Accumulated)
	Earnings(Losses)	Paid-In Capital
Global Equity Fund	$(6,293,130)	$6,293,130
SMID Fund	281	(281)

K.
Recently Issued Accounting Pronouncement. In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2023, Continued

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

L.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On July 18, 2023, Trillium Asset Management LLC announced an Agreement and Plan of Reorganization whereby the Trillium ESG Global Equity Fund and the Trillium ESG Small/Mid Cap Fund would reorganize out of the Trust and into the corresponding Acquiring Fund of the JOHCM Funds Trust. The Reorganizations are currently expected to be effective upon the opening of business on October 30, 2023, or, if the conditions described in the Plan are not satisfied, no later than November 13, 2023, or such other date and time as the parties to the Reorganizations may agree.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser provides all investment advice, office space, certain administrative services, and provides most of the personnel needed by each Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.85% on daily net assets up to $1 billion and 0.72% on daily net assets greater than $1 billion for the Global Equity Fund. The Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the SMID Fund, net of any monthly waiver or reimbursement discussed below. The investment advisory fees incurred by the Funds for the year ended June 30, 2023, are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (“Expense Cap”) for the SMID Fund Institutional Class to 0.98% of the SMID Fund’s average daily net assets. The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board on behalf of the SMID Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or Fund expenses

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2023, Continued

absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The SMID Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board’s review and approval. The amount of fees waived and expenses absorbed by the Adviser during the year ended June 30, 2023, is disclosed in the Statements of Operations. Any amount due from the Adviser is paid monthly to the Fund, if applicable.

As of June 30, 2023, the remaining cumulative amount the Adviser may be reimbursed is $459,071, as shown in the following table. The Adviser may recapture a portion of the above no later than the dates as stated.

Date of Expiration	Amount
June 30, 2024	$165,918
June 30, 2025	134,419
June 30, 2026	158,734
Total	$459,071

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Funds’ administrator, fund accountant, and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended June 30, 2023, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares. The Plan provides that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Retail Class shares. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2023, Continued

servicing activities. Distribution fees incurred by the Funds during the year ended June 30, 2023, are disclosed in the Statements of Operations.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to the Retail Class. All Arrangements must be approved by the Board. The transfer agent fees and sub-transfer agent fees incurred by the Funds for the year ended June 30, 2023, are disclosed in the Statements of Operations.

NOTE 4 – SECURITIES LENDING

The Global Equity Fund may lend up to 33 1/3% of its total asset value to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Global Equity Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors, including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. The Global Equity Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

The Global Equity Fund’s loaned securities are collateralized by cash equivalents. The cash collateral is invested by U.S. Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Global Equity Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of June 30, 2023, the Global Equity Fund did not have any securities on loan.

The net fee and interest income earned by the Global Equity Fund on investments of cash collateral received from borrowers for the securities loaned are reflected in the Statement of Operations.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2023, Continued

Due to the absence of a master netting agreement related to the Global Equity Fund’s participation in securities lending, no additional offsetting disclosures have been made on behalf of the Global Equity Fund for the total borrowings listed above.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2023, the cost of purchases and the proceeds from the sale and maturity of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Global Equity Fund	$81,915,005	$134,324,109
SMID Fund	15,726,758	10,024,429

There were no purchases, sales or maturities of long-term U.S. Government securities during the year ended June 30, 2023.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2023 and the year ended June 30, 2022, was as follows:

	Ordinary Income
	June 30, 2023	June 30, 2022
Global Equity Fund	$5,129,550	$2,603,679
SMID Fund	24,265	41,346

	Long-Term Capital Gains
	June 30, 2023	June 30, 2022
Global Equity Fund	$34,376,433	$26,643,563
SMID Fund	1,042,615	817,098

As of the most recent fiscal year ended June 30, 2023, the components of distributable (accumulated) earnings (losses) for income tax purposes were as follows:

Global Equity Fund

Tax cost of Investments	$598,948,911
Unrealized appreciation	329,783,559
Unrealized depreciation	37,426,753
Net unrealized appreciation (depreciation)	292,356,806
Undistributed ordinary income	5,583,237
Undistributed long-term capital gain	27,970,756
Distributable earnings	33,553,993
Total distributable (accumulated) earnings (loss)	$325,910,799

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2023, Continued

SMID Fund

Tax cost of Investments	$41,504,121
Unrealized appreciation	7,089,944
Unrealized depreciation	(4,771,832)
Net unrealized appreciation (depreciation)	2,318,112
Undistributed ordinary income	28,065
Undistributed long-term capital gain	—
Distributable earnings	28,065
Other accumulated gain (loss)	(218,083)
Total distributable (accumulated) earnings (loss)	$2,128,094

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities is primarily due to the tax deferral of losses on wash sales adjustments and deferral of post-October losses.

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the year ended June 30, 2023, are as follows:

	Global Equity Fund	SMID Fund
Maximum available credit	$20,000,000	$2,000,000
Largest amount outstanding
on an individual day	20,000,000	62,000
Average balance when in use	4,993,167	35,400
Credit facility outstanding
as of June 30, 2023	—	—
Average interest rate when in use	7.06%	8.00%

Interest expense for the year ended June 30, 2023, is disclosed in the Statements of Operations.

Trillium Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Trillium Funds and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of June 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2023

Trillium Mutual Funds

EXPENSE EXAMPLES For the six months ended June 30, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees (12b-1), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2023 – June 30, 2023).

Actual Expenses

The “Actual” line for each respective class of the following tables provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. The SMID Fund charges a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares within 90 calendar days after you purchase them. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples.

The following examples include, but are not limited to, investment advisory fees, shareholder servicing fees, distribution fees, fund accounting fees, fund administration fees, custody fees, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each respective class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the

Trillium Mutual Funds

EXPENSE EXAMPLES For the six months ended June 30, 2023 (Unaudited), Continued

actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, each hypothetical line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/2023	6/30/2023	1/1/2023 – 6/30/2023[1]
Retail Class Actual	$1,000.00	$1,144.80	$6.91
Hypothetical (5% annual
return before taxes)	$1,000.00	$1,018.35	$6.51

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/2023	6/30/2023	1/1/2023 – 6/30/2023[1]
Institutional Class Actual	$1,000.00	$1,146.30	$5.48
Hypothetical (5% annual
return before taxes)	$1,000.00	$1,019.69	$5.16

SMID Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/2023	6/30/2023	1/1/2023 – 6/30/2023[2]
Institutional Class Actual	$1,000.00	$1,081.60	$5.06
Hypothetical (5% annual
return before taxes)	$1,000.00	$1,019.93	$4.91

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period. The annualized six-month expense ratios for Retail and Institutional Class shares were 1.30% and 1.03%, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one half-year period).

[2]
Expenses are equal to the annualized net expense ratio for the most recent six-month period. The annualized six-month expense ratios for Institutional Class shares was 0.98% (reflecting fee waivers in effect), multiplied by the average account value over the period multiplied by 181/365 (to reflect the one half-year period).

Trillium Mutual Funds

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Each Fund has adopted a liquidity risk management program (the “program”). The Funds’ Board has designated a committee of the Adviser to serve as the administrator of the program. Personnel of Trillium conduct the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Funds’ Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting any of the Funds were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(2) and	Occupations	Complex(3)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years

Independent Trustees of the Trust
Kathleen T. Barr	Trustee	Indefinite	Retired; Chair of	2	Independent
(born 1955)		Term;	the Governing		Director,
c/o U.S. Bank Global		Since	Council,		Muzinich BDC,
Fund Services		November	Independent		Inc. (2019 to
615 E. Michigan St.		2018.	Directors Council		present);
Milwaukee, WI 53202	Chair-	Indefinite	(since 2020);		Independent
	person	Term;	formerly, President,		Trustee for the
		Since	owner of a registered		William Blair
		February	investment adviser,		Funds (2013 to
		2023.	Productive Capital		present)
			Management, Inc.		(18 series).
(2010 to 2013);
formerly, Chief
Administrative
Officer, Senior Vice
President and Senior
Managing Director
of Allegiant Asset
Management Company
(merged with PNC
Capital Advisors, LLC
in 2009); formerly,
Chief Administrative
Officer, Chief
Compliance Officer
and Senior Vice
President of PNC
Funds and PNC
Advantage Funds
(f/k/a Allegiant Funds)
(registered investment
companies).

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(2) and	Occupations	Complex(3)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years
Eric W. Falkeis	Trustee	Indefinite	Chief Growth	2	Interested
(born 1973)		Term;	Officer, Tidal		Trustee, Tidal
c/o U.S. Bank Global		Since	Financial Group		ETF Trust II
Fund Services		September	(2022 to present);		(2022 to
615 E. Michigan St.		2011.	Chief Executive		present)
Milwaukee, WI 53202			Officer, Tidal ETF		(7 series);
			Services LLC (2018		Independent
			to present); formerly,		Director,
			Chief Operating		Muzinich BDC,
			Officer, Direxion		Inc. (2019 to
			Funds (2013 to 2018);		present);
			formerly, Senior		Interested
			Vice President and		Trustee, Tidal
			Chief Financial		ETF Trust
			Officer (and other		(2018 to
			positions), U.S.		Present)
			Bancorp Fund		(36 series);
			Services, LLC		Former
			(1997 to 2013).		Interested
Trustee,
Direxion Funds
(22 series),
Direxion Shares
ETF Trust
(112 series) and
Direxion
Insurance Trust
(2013 to 2018).

Steven J. Paggioli	Trustee	Indefinite	Consultant;	2	Independent
(born 1950)		Term;	formerly, Executive		Director,
c/o U.S. Bank Global		Since	Vice President,		Muzinich BDC,
Fund Services		May	Investment		Inc. (2019 to
615 E. Michigan St.		1991.	Company		present);
Milwaukee, WI 53202			Administration,		Independent
			LLC (mutual fund		Trustee, AMG
			administrator).		Funds (1993 to
present)
(42 series).

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(2) and	Occupations	Complex(3)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years
Ashi S. Parikh	Trustee	Indefinite	Investment	2	Board of
(born 1966)		Term;	professional;		Directors
c/o U.S. Bank Global		Since	formerly, Chief		Member,
Fund Services		June	Executive and		Investment
615 E. Michigan St.		2020.	Chief Investment		Working Group,
Milwaukee, WI 53202			Officer and various		The Ohio State
			other positions,		University
			RidgeWorth		Endowments
			Investments, LLC		and Foundation
			(global investment		(2016 to
			management firm)		present); Board
			(2006 to 2017);		of Directors,
			formerly, Chief		World
			Investment Officer		Methodist
			Institutional Growth		Council,
			Equities, Eagle		Investment
			Asset Management		Committee
			(investment		(2018 to
			management firm);		present);
			formerly Sr. Managing		Independent
			Director, Growth		Trustee, PNC
			Equities, Banc One		Funds (2018 to
			Investment Advisors		2019) (32 series);
			(investment		Interested
			management firm).		Trustee,
RidgeWorth
Funds (2014 to
2017) (35 series).

Cynthia M. Fornelli	Trustee	Indefinite	Independent Director	2	Independent
(born 1960)		Term;	of TriplePoint		Director,
c/o U.S. Bank Global		Since	Venture Growth		TriplePoint
Fund Services		January	BDC Corp. (2019 to		Private Venture
615 E. Michigan St.		2022.	present); Retired;		Credit, Inc.
Milwaukee, WI 53202			formerly, Executive		(2020 to
			Director of the Center		present).
for Audit Quality
(2007 to 2019);
formerly, Senior Vice
President of Regulatory
Conflicts Management
at Bank of America
(2005 to 2007);
formerly, Deputy
Director, Division of
Investment Management
with the U.S. Securities
and Exchange
Commission
(1998 to 2005).

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(2) and	Occupations	Complex(3)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years

Officers of the Trust
Jason F. Hadler	President	Indefinite	Senior Vice	Not	Not
(born 1975)	&	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Principal	Since	Head of Client
Fund Services	Executive	September	Experience, U.S.
615 E. Michigan St.	Officer	2021.	Bank Global Fund
Milwaukee, WI 53202			Services, since
March 2022; Senior
Vice President and
Head of Fund
Services Fund
Administration
Department, U.S.
Bank Global
Fund Services
(December 2003
to March 2022).

Carl G. Gee, Esq.	Secretary	Indefinite	Assistant	Not	Not
(born 1990)	& Vice	Term;	Secretary of the	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Trust (2020 to
Fund Services		February	2021); Assistant
615 E. Michigan St.		2021.	Vice President and
Milwaukee, WI 53202			Counsel, U.S. Bank
Global Fund
Services since
August 2016;
Summer Associate,
Husch Blackwell LLP
(2015); Law Clerk,
Brady Corporation
(global printing
systems, labels and
safety products
company)
(2014 to 2015).

Craig Benton	Treasurer	Indefinite	Assistant	Not	Not
(born 1985)	& Vice	Term;	Treasurer of the	Applicable.	Applicable.
c/o U.S. Bank Global	President	Since	Trust (2016 to
Fund Services		December	2021); Assistant
615 E. Michigan St.		2021.	Vice President,
Milwaukee, WI 53202			U.S. Bank Global
Fund Services since
November 2007.

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(2) and	Occupations	Complex(3)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years
Kyle J. Buscemi	Assistant	Indefinite	Mutual Funds	Not	Not
(born 1996)	Treasurer	Term;	Administrator,	Applicable.	Applicable.
c/o U.S. Bank Global		Since	U.S. Bank Global
Fund Services		June	Fund Services
615 E. Michigan St.		2022.	since June 2018;
Milwaukee, WI 53202			Business
Administration
Student,
2014 to 2018.

Jennifer N. Smith	Assistant	Indefinite	Mutual Funds	Not	Not
(born 1985)	Treasurer	Term;	Administrator,	Applicable.	Applicable.
c/o U.S. Bank Global		Since	U.S. Bank Global
Fund Services		February	Fund Services
615 E. Michigan St.		2023.	since 2007.
Milwaukee, WI 53202

Gazala Khan	Chief	Indefinite	Vice President	Not	Not
(born 1969)	Compliance	Term;	and Compliance	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	Since	Officer, U.S. Bank
Fund Services	Anti-	November	Global Fund Services
615 E. Michigan St.	Money	2022.	since July 2022; Chief
Milwaukee, WI 53202	Laundering		Compliance Officer
	Officer		Matthews Asia Fund
(May 2019 to
July 15, 2022);
Chief Compliance
Officer GS Trust/
VIT (June 2009 to
May 2019); Vice
President GSAM
(May 2005 to
June 2009); Staff
Accountant, SEC
Office of Compliance
Inspection and
Examination
(1999 to 2005).

(1)	All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
(3)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

Trillium Mutual Funds

NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended June 30, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from the net investment income designated as the qualified dividend income was as follows:

Global Equity Fund	100.00%
SMID Fund	100.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2023, was as follows:

Global Equity Fund	96.50%
SMID Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended June 30, 2023, was as follows:

Global Equity Fund	0.00%
SMID Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling 866-209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling 866-209-1962. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ quarterly holdings for the most recent fiscal year can be obtained by accessing the Funds’ website at www.trilliummutualfunds.com. The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT may also be obtained by calling 866-209-1962.

Trillium Mutual Funds

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling 866-209-1962. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.trilliummutualfunds.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Funds, if applicable. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, proxy statements, and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Please call the Transfer Agent (or your financial institution) without charge at 866-209-1962 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Funds are pleased to offer the convenience of viewing shareholder communications, including the Funds’ prospectus, annual and semi-annual reports, and proxy statements online. Please go to www.trilliummutualfunds.com for more information or to sign up for this service.

Trillium Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non- public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
TRILLIUM ASSET MANAGEMENT, LLC
Two Financial Center
60 South Street, Suite 1100
Boston, Massachusetts 02111

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
SULLIVAN & WORCESTER LLP
1663 Broadway
New York, New York 10019

Fund	Class	Symbol	CUSIP
Trillium	Retail Class	PORTX	742935588
ESG Global Equity Fund	Institutional Class	PORIX	742935356
Trillium
ESG Small/Mid Cap Fund	Institutional Class	TSMDX	74316P785

b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Kathleen T. Barr, Ms. Cynthia M. Fornelli, Eric W. Falkeis, Steven J. Paggioli, and Ashi S. Parikh and are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Trillium ESG Global Equity Fund
	FYE 6/30/2023	FYE 6/30/2022
Audit Fees	$24,200	$23,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

Trillium ESG Small/Mid Cap Fund
	FYE 6/30/2023	FYE 6/30/2022
Audit Fees	$21,200	$20,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Trillium ESG Global Equity Fund
	FYE 6/30/2023	FYE 6/30/2022
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Trillium ESG Small/Mid Cap Fund
	FYE 6/30/2023	FYE 6/30/2022
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Trillium ESG Global Equity Fund
Non-Audit Related Fees	FYE 6/30/2023	FYE 6/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Trillium ESG Small/Mid Cap Fund
Non-Audit Related Fees	FYE 6/30/2023	FYE 6/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    September 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    September 8, 2023

By (Signature and Title)      /s/Craig Benton
Craig Benton, Treasurer/Principal Financial Officer

Date    September 8, 2023

* Print the name and title of each signing officer under his or her signature.